CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")
Supplement dated November 6, 1998 to the Prospectus
Dated July 1, 1998

On November 2, 1998, the Board of Trustees of the Consulting
Group Capital Markets Funds, on the recommendation of the Consulting Group, a division of the Trust's Manager, Mutual Management Corp., approved the termination of Berger Associates, Inc. ("Berger"), investment advisor to a portion of the assets of Small Capitalization Growth Investments. The Trustees approved reallocating the assets managed by Berger to Wall Street Associates, Westpeak Investment Advisors, L.P. and Mellon Capital Management Corporation.